UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 28, 2019
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Aptiv PLC
(Exact name of registrant as specified in its charter)
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Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Hanover Quay Grand Canal Dock Dublin 2, Ireland
(Address of Principal Executive Offices)(Zip Code)
(Registrant’s Telephone Number, Including Area Code) 353-1-259-7013
(Former Name or Former Address, if Changed Since Last Report) N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐.
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Item 8.01	Other Events.
On February 28, 2019, Aptiv PLC (the "Company" or “Aptiv”), announced that it intends to redeem for cash the entire $650 million aggregate principal amount outstanding of the Company’s 3.15% Senior Notes due 2020 (the “2020 Notes”). The 2020 Notes are redeemable at a redemption price that includes a make-whole premium, plus any interest accrued and unpaid to the redemption date. The redemption is expected to occur on March 15, 2019, subject to satisfaction or waiver by the Company of the condition described below.
The redemption is conditioned upon the completion, prior to the redemption date, of one or more debt financings that would generate gross proceeds sufficient to fund the redemption. Any such financings are subject to market and other conditions.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933 and of the Securities Exchange Act of 1934. Such forward-looking statements include, but are not limited to, those related to the financing and completion of the redemption and the completion of the offering of the new financing described herein. These forward-looking statements reflect, when made, Aptiv's current views with respect to current events and the proposed redemption and new financing. Such forward-looking statements are subject to many risks, uncertainties and factors relating to Aptiv's operations and business environment as well as market conditions, which may cause Aptiv’s actual results to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements are discussed under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in Aptiv's filings with the Securities and Exchange Commission. New risks and uncertainties arise from time to time, and it is impossible for Aptiv to predict these events or how they may affect Aptiv. Aptiv disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise, except as may be required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 28, 2019	APTIV PLC

		By:	/s/ David M. Sherbin
David M. Sherbin
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

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